SECURITIES AND EXCHANGE COMMISSION

                             WASHINGTON, D.C.  20549


                               ______________________


                                     FORM 8-K/A

                                  (Amendment No. 2)


                                   CURRENT REPORT

                       Pursuant to Section 13 or 15(d) of the
                            Securities Exchange Act of 1934




             Date of Report (Date of earliest event reported): June 19, 2002
                                                               -------------


                                 BF ENTERPRISES, INC.
              (Exact name of registrant as specified in its charter)

         Delaware                    0-15932           94-3038456
         --------                    -------           ----------
    (State of                   (Commission File     (IRS Employer
     Incorporation No.)              Number)          Identification No.)


   100 Bush Street, Suite 1250, San Francisco, California           94104
   ------------------------------------------------------           -----
              (Address of principal executive office)             (Zip Code)


         Registrant's telephone number, including area code: (415) 989-6580





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                                BF ENTERPRISES, INC.

                                    FORM 8-K/A
                                  CURRENT REPORT


The Registrant's Current Report on Form 8-K filed with the Securities and Exchange Commission (the "Commission") on June 19, 2002, as amended on
Form 8-K/A on June 20, 2002, is hereby amended and restated in its entirety to reflect the engagement of Ernst & Young LLP to serve as the Registrant's independent public accountants:

Item 4.  Changes in Registrant's Certifying Accountant.
         ----------------------------------------------

On June 19, 2002, the Audit Committee of the Board of Directors of BF Enterprises, Inc. (the "Company"), decided to dismiss Arthur Andersen LLP ("Arthur Andersen") as the Company's independent public accountants.

For each of the Company's last two fiscal years (ended December 31, 2001 and 2000), Arthur Andersen's reports on the Company's consolidated financial statements did not contain an adverse opinion or disclaimer of opinion, nor were they qualified or modified as to uncertainty, audit scope or accounting principles.

During the Company's last two fiscal years (ended December 31, 2001 and 2000) and through the date hereof, there were no disagreements with Arthur Andersen on any matter of accounting principles or practice, financial statement disclosure, or auditing scope or procedure which, if not resolved to Arthur Andersen's satisfaction, would have caused them to make reference to the subject matter in connection with their report on the Company's consolidated financial statements for such years; and there were no reportable events as defined in Item 304(a)(1)(v) of Regulation S-K.

The Company has provided Arthur Andersen with a copy of the foregoing disclosures. Attached as Exhibit 16 is a copy of Arthur Andersen's letter, dated June 19, 2002, stating its agreement with such statements.

On July 2, 2002, the Company engaged Ernst & Young LLP ("E&Y") to serve as the Company's independent public accountants for the fiscal year 2002, beginning with a review of the Company's Form 10-QSB for the period ending June 30, 2002. During the Company's last two fiscal years (ended
December 31, 2001 and 2000) and through the date hereof, the Company did not consult with E&Y with respect to the application of accounting principles to a specified transaction, either completed or proposed, or the type of audit opinion that might be rendered on the Company's consolidated financial statements, or any other matters or reportable events as set forth in Items 304(a)(2)(i) and (ii) of Regulation S-K.


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Item 7.  Financial Statements, Pro Forma Financial Information and Exhibits
         ------------------------------------------------------------------

(c)  Exhibits.

     Exhibit 16      Letter from Arthur Andersen LLP to the      Filed with
                     Securities and Exchange Commission,         this document
                     dated June 19, 2002.



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                                      SIGNATURES


         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                               BF ENTERPRISES, INC.


Date:    July 3, 2002                          By:  /s/ S. Douglas Post
                                                    ----------------------
                                                    S. Douglas Post
                                                    Vice President and Treasurer



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                                   BF ENTERPRISES, INC.

                               Current Report on Form 8-K/A

                                     Exhibit Index




Exhibit No.       Description
-----------       -----------


    16 Letter from Arthur Andersen LLP to the Securities and Exchange Commission, dated June 19, 2002